UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 3, 2014

MetLife Insurance Company of Connecticut

(Exact Name of Registrant as Specified in Its Charter)

Connecticut	33-03094	06-0566090
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1300 Hall Boulevard, Bloomfield, Connecticut	06002
(Address of Principal Executive Offices)	(Zip Code)

(212) 578-2211

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On April 3, 2014, MetLife Insurance Company of Connecticut filed a Current Report on Form 8-K (the “Original Form 8-K”) to report that, as previously announced in the second quarter of 2013, MetLife Insurance Company of Connecticut is to be merged with MetLife Investors USA Insurance Company, its wholly owned subsidiary, MetLife Investors Insurance Company (“MLIIC”) and Exeter Reassurance Company, Ltd. (“Exeter”), as part of MetLife, Inc.’s plan to create one larger U.S.-based and U.S.-regulated life insurance company (the “Mergers”). The Mergers are expected to occur in the fourth quarter of 2014, subject to regulatory approvals.

This Current Report on Form 8-K/A (the “Amended Form 8-K”) amends the Original Form 8-K as follows:

•	The Exeter statements of cash flows for the years ended December 31, 2013, 2012 and 2011 included in Exhibit 99.2 to the Original Form 8-K have been restated to correct certain errors described in Note 1 to the restated Exeter financial statements included as Exhibit 99.2 to this Amended Form 8-K; and

•	The explanatory narrative on page 1 and Note 2 of the MetLife Insurance Company of Connecticut Unaudited Pro Forma Condensed Combined Financial Statements included as Exhibit 99.3 to the Original Form 8-K have been updated to reference the Current Report on Form 8-K filed by MetLife Insurance Company of Connecticut on October 27, 2014, to revise the audited historical consolidated financial statements included in MetLife Insurance Company of Connecticut’s Annual Report on Form 10-K for the year ended December 31, 2013.

Other than as described above, Exhibits 99.1, 99.2 and 99.3 to the Original Form 8-K are unchanged.

The following financial statements of MLIIC and Exeter are attached hereto as Exhibits 99.1 and 99.2 and incorporated herein by reference:

(i)	Balance sheets of MLIIC as of December 31, 2013 and 2012, and the related statements of operations, comprehensive income (loss), stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2013 together with the notes thereto; and
(ii)	Balance sheets of Exeter as of December 31, 2013 and 2012, and the related statements of operations, comprehensive income (loss), stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2013 together with the notes thereto (as restated).

The following unaudited pro forma condensed combined financial statements of MetLife Insurance Company of Connecticut, giving effect to the Mergers, are attached hereto as Exhibit 99.3 and incorporated herein by reference:

(i)	Unaudited pro forma condensed combined balance sheet of MetLife Insurance Company of Connecticut as of December 31, 2013;
(ii)	Unaudited pro forma condensed combined statements of operations for the years ended December 31, 2013, 2012 and 2011; and
(iii)	Notes to unaudited pro forma condensed combined financial statements.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Balance sheets of MLIIC as of December 31, 2013 and 2012, and the related statements of operations, comprehensive income (loss), stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2013 together with the notes thereto.

99.2	Balance sheets of Exeter as of December 31, 2013 and 2012, and the related statements of operations, comprehensive income (loss), stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2013 together with the notes thereto (as restated).

99.3	Unaudited pro forma condensed combined balance sheet of MetLife Insurance Company of Connecticut as of December 31, 2013 and unaudited pro forma condensed combined statements of operations of MetLife Insurance Company of Connecticut for the years ended December 31, 2013, 2012 and 2011, together with the notes thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METLIFE INSURANCE COMPANY OF CONNECTICUT

By:	/s/ Peter M. Carlson
Name:	Peter M. Carlson
Title:	Executive Vice President and Chief Accounting Officer (Authorized Signatory and Principal Accounting Officer)

Date: October 27, 2014

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT

99.1	Balance sheets of MLIIC as of December 31, 2013 and 2012, and the related statements of operations, comprehensive income (loss), stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2013 together with the notes thereto.
99.2	Balance sheets of Exeter as of December 31, 2013 and 2012, and the related statements of operations, comprehensive income (loss), stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2013 together with the notes thereto (as restated).
99.3	Unaudited pro forma condensed combined balance sheet of MetLife Insurance Company of Connecticut as of December 31, 2013 and unaudited pro forma condensed combined statements of operations of MetLife Insurance Company of Connecticut for the years ended December 31, 2013, 2012 and 2011, together with the notes thereto.

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